UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2017
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
On October 25, 2017, Registrant announced its results of operations for the quarter ended September 30, 2017. A copy of Registrant's press release issued this date is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Report.
Item 8.01. Other Events.
On October 24, 2017, the Registrant's Board of Directors authorized the Registrant to purchase up to 800,000 shares of its Class A common stock. Under that authority, the Registrant may purchase shares from time to time from November 1, 2017 through October 31, 2018, on the open market or in privately negotiated transactions, and it may enter into a stock trading plan pursuant to the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. The board's action replaces existing authority to purchase shares approved by the Board during 2016 and that expires on October 31, 2017. It does not obligate the Registrant to purchase any particular amount of shares, and purchases may be suspended or discontinued at any time. Any shares that are purchased will be canceled.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits listed on the Exhibit Index are included with or incorporated into this report.

Exhibit No.	Exhibit Description

99.1	October 25, 2017 Press Release

Disclosures About Forward Looking Statements
The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	October 25, 2017 Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	October 25, 2017	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer